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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 21, 2000


                                RDO EQUIPMENT CO.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-12641                     45-0306084
(State or other jurisdiction        (Commission                (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                           2829 SOUTH UNIVERSITY DRIVE
                            FARGO, NORTH DAKOTA 58103
               (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code: (701) 297-4288


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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         This Form 8-K is prepared by RDO Equipment Co. (the "Company") in conjunction with the preparation of its Form 10-K for the fiscal year ended January 31, 2000.


ITEM 5.      OTHER EVENTS.

CAUTIONARY STATEMENT REGARDING FUTURE RESULTS, FORWARD-LOOKING INFORMATION AND CERTAIN IMPORTANT FACTORS

         The Company makes written and oral statements from time to time regarding its business and prospects, such as projections of future performance, statements of management's plans and objectives, forecasts of market trends, and other matters which are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements containing the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimates," "projects," "believes," "expects," "anticipates," "intends," "target," "goal," "plans," "objective," "should" or similar expressions identify forward-looking statements, which may appear in documents, reports, filings with the Securities and Exchange Commission (the "SEC"), news releases, written or oral presentations made by officers or other representatives of the Company to analysts, stockholders, investors, news organizations and others, and discussions with management and other representatives of the Company. For such statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

         The future results of the Company, including results related to forward-looking statements, involve a number of risks and uncertainties. No assurance can be given that the results reflected in any forward-looking statements will be achieved. Any forward-looking statement made by or on behalf of the Company speaks only as of the date on which such statement is made. The Company's forward-looking statements are based upon assumptions which are sometimes based upon estimates, data, communications and other information from suppliers, government agencies and other sources that are often revised. The Company does not undertake any obligation to update or keep current either (i) any forward-looking statement to reflect facts, events or circumstances arising after the date of such statement, or (ii) the important factors that could cause the Company's future results to differ materially from historical results or trends, results anticipated or planned by the Company, or which are reflected from time to time in any forward-looking statement that may be made by or on behalf of the Company.

         In addition to other matters identified or described by the Company from time to time in filings with the SEC, there are several important factors that could cause the Company's future results to differ materially from historical results or trends, results anticipated or planned by the Company, or results which are reflected from time to time in any forward-looking statement that may be made by or on behalf of the Company. Some of these important factors, but not necessarily all important factors, include the following:

1. EFFECTS OF DOWNTURN IN GENERAL ECONOMIC CONDITIONS; CYCLICALITY, SEASONALITY AND WEATHER.

         The Company's business, and particularly the sale of new equipment and trucks, is dependent on a number of factors relating to general economic conditions worldwide and locally, including agricultural industry cycles, construction spending, federal, state and local government spending on highways and other construction projects, housing starts, interest rate fluctuations, fuel prices, economic recessions, customer business cycles, and customer confidence in the economy. Accordingly, the Company's financial condition and results of operations may be materially and adversely affected by any general downward economic pressures, or adverse cyclical trends.


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           The ability to finance affordable purchases, of which the interest rate charged is a significant component, is an important part of a customer's decision to purchase equipment or a truck. Interest rate increases may make equipment and truck purchases less affordable for customers and, as a result, the Company's revenues and profitability may decrease. To the extent the Company cannot pass on to its customers the increased costs of its own inventory financing resulting from increased interest rates, its net income also may decrease. Similarly, the number of housing starts is especially important to sales of construction equipment, and fuel prices can significantly affect truck operations. As a result of the foregoing, the Company's results of operations have fluctuated in the past and are expected to fluctuate in the future.

         The Company generally experiences lower revenue levels during the first and fourth quarters of each fiscal year due to the crop growing season, winter weather conditions in the Midwest, and a general slowdown in construction activity at the end of the calendar year. Typically, farmers purchase agricultural equipment immediately prior to planting or harvesting crops, which occurs during the Company's second and third fiscal quarters, especially in the Midwest. As a result, sales of agricultural equipment generally are lower in the first and fourth fiscal quarters. Winter weather in the Midwest also limits construction to some degree and, therefore, also typically results in lower sales of construction equipment in the first and fourth fiscal quarters.

         The Company's results of operations have been and are expected to be affected by weather. Climatic phenomena such as La Nina and El Nino, and severe weather such as extreme cold and snowfall in the winter and major flooding in the spring or summer, can adversely impact agricultural and construction activity resulting in delayed delivery and servicing of equipment or in decreased demand for the Company's products and services and a corresponding delay or loss in revenues. To the extent adverse weather occurs, the Company's results of operations and financial condition could be adversely affected.

2.       DEPENDENCE UPON DEERE & COMPANY ("DEERE").

         The Company is an authorized dealer of Deere construction and agricultural equipment, consumer products and parts in its Deere designated areas of responsibility and store locations. A substantial portion of the Company's new equipment sales represents sales of new equipment supplied by Deere and a substantial portion of the Company's sales from parts and service also are directly related to Deere equipment. The Company depends on Deere for floor plan financing to finance a substantial portion of its inventory. In addition, Deere provides a significant percentage of the financing used by the Company's customers to purchase Deere equipment from the Company. Deere also provides incentive programs and discount programs from time to time which enable the Company to price its products more competitively. In addition, Deere conducts promotional and marketing activities on national, regional and local levels. Due to the Company's dependence on Deere, the Company believes that its success depends, in significant part, on (i) the overall success of Deere, (ii) the availability and terms of floor plan financing and customer financing from Deere, (iii) the incentive and discount programs provided by Deere and its promotional and marketing efforts for its construction and agricultural products, (iv) the goodwill associated with Deere trademarks, (v) the introduction of new and innovative products by Deere, (vi) the manufacture and delivery of competitively-priced, high-quality equipment and parts by Deere in quantities sufficient to meet the requirements of the Company's customers on a timely basis, and (vii) the quality, consistency and management of the overall Deere dealership system. If Deere does not provide, maintain or improve any of the foregoing, there could be a material adverse effect on the Company's results of operations.


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3.       DEERE TERMINATION RIGHTS.

         Under an agreement with Deere, Deere has the right to terminate the Company's dealer appointments immediately if Ronald D. Offutt, the Company's Chairman, Chief Executive Officer and principal stockholder, ceases to (i) own or control in excess of 50 percent of the outstanding voting power, or whatever greater percentage is required to control corporate actions that require a stockholder vote, and (ii) own at least 35 percent of the outstanding Common Stock. Deere also has a right to terminate the Company's dealer appointments in the event of Mr. Offutt's death; however, Deere cannot exercise this right to terminate if at that time, (i) there is in place an ownership succession plan approved by Deere, (ii) the Company and Deere have identified events which would thereafter constitute changes of control of the Company entitling Deere to terminate the dealer appointments, (iii) the Company and each of its Deere stores are under continuing management acceptable to Deere, (iv) there is no existing breach and no grounds for termination exist with respect to any of the Company's agreements with Deere, including the ownership requirements, and (v) Deere in its sole discretion has determined that each of the Company's Deere areas of responsibility and store locations justifies the continuation of the Deere appointment for such area or location.

         In the event of Mr. Offutt's death, Deere thereafter has the right to terminate the Company's dealer appointments upon the occurrence of a "change of control." A "change of control" is defined for these purposes as (i) the sale, lease, exchange or other transfer of substantially all of the Company's assets,
(ii) a merger, consolidation, reorganization or similar transaction in which the Company's stockholders do not own more than 50 percent of the voting power of the surviving entity (provided that if they own more than 50 percent but less than 80 percent of the voting power, the merger must be approved by a majority of the directors who were directors at the time of Mr. Offutt's death or subsequent directors whose election has been approved by existing directors ("Continuity Directors")), (iii) a vote by the stockholders to approve a transaction set forth in (i) or (ii), (iv) the acquisition by a person other than Mr. Offutt or his heirs of 50 percent or more of the voting power of the Company (20 percent if such acquisition has not been approved by a majority of the Continuity Directors), (v) a change in the corporate executive officers without Deere's approval, or (vi) if Continuity Directors cease to constitute a majority of the Company's Board of Directors.

         In addition, Deere is entitled to terminate the Company's dealer appointments on one year's notice if the equity-to-assets ratio of the Company's Deere dealer operations is below 25 percent as calculated by Deere based on the Company's fiscal year end audit, provided that the Company has not cured such deficiency within 180 days of such fiscal year end. A subsidiary of the Company that is not engaged in Deere dealer operations can be included in this calculation if the Company has guaranteed or otherwise become responsible for the financial obligations of the subsidiary.

         The Company's dealer appointments terminate immediately upon the commencement of the dissolution or liquidation of the Company or a sale of a substantial part of the business, change in the location of a dealership without Deere's prior written consent, or a default under any security agreement with Deere. The appointments also may be terminated upon the revocation or discontinuance of any guaranty of Mr. Offutt or the Company to Deere, unless replaced by a letter of credit acceptable to Deere.

         The Company's Deere construction operations also must maintain overall and core product market share and product support standards at a level greater than the level corresponding to the 50th percentile of all of Deere's United States construction dealers and may be terminated upon one year's prior written notice without regard to any subsequent attempts to cure. Acquired operations that are performing below these levels at the time the acquisition is completed have a three-year grace period to meet these standards. From


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time to time, Deere has advised the Company that one or more of the Company's construction dealerships are not meeting these standards. Although Deere has not attempted to terminate any of the Company's construction dealer appointments as a result of Deere's assessment of these standards, there can be no assurance that Deere will not take such action in the future.

         In addition, without regard to any subsequent attempts to cure, upon one year's notice Deere may terminate dealer appointments for which the Company fails to meet certain performance criteria and market share objectives for each of its agricultural stores, including developing and achieving Deere-approved business plans. Deere can also terminate the Company's Deere agricultural dealer appointments for cause or if Deere determines that there is not sufficient market potential to support a dealership in a particular location upon prior written notice to the Company of 180 days.

         Any effort by Deere to terminate any of the Company's Deere dealer appointments may be subject to various legal rights to which the Company is entitled, including dealer protection statutes. Termination of certain or all of the Company's Deere dealer appointments would have a material adverse effect on the results of operations and financial condition of the Company. Any effort by Deere to terminate any of the Company's Deere dealer appointments could also have a material adverse effect on the results of operations and financial condition of the Company whether or not the Company prevails in any resulting lawsuit or other dispute resolution process.

4.       DEERE AGREEMENTS - OTHER PROVISIONS.

         The Company operates its Deere construction and agricultural stores pursuant to its agreements with Deere, including Deere's customary construction or agricultural dealership agreements for each of the Company's construction areas of responsibility and agricultural store locations. These agreements impose a number of restrictions and obligations on the Company with respect to its operations, including a prohibition on carrying construction products which are competitive with Deere products, and an obligation to maintain suitable facilities, provide competent management, actively promote the sale of Deere equipment in the Company's designated areas of responsibility, fulfill the warranty obligations of Deere, provide service and maintain sufficient parts inventory to service the needs of its customers, maintain inventory in proportion to the sales potential in each of the Company's designated areas of responsibility, maintain adequate working capital, and maintain stores only in authorized locations. The Company also cannot engage in discussions to acquire other Deere dealerships without Deere's prior written consent, which Deere may withhold in its sole discretion. In addition, Deere has the right to have input into the selection of the Company's management personnel, including store managers, and to have input with respect to the selection of nominees to the Company's Board of Directors and the removal of directors. The prior consent of Deere is required for the opening of any store within the Company's designated areas of responsibility and for the acquisition of any other Deere dealership. There can be no assurance that any such consent will be given by Deere. In addition, without the consent of Deere, the Company is prohibited from making acquisitions, initiating new business activity, paying dividends, repurchasing its capital stock, or making any other distributions to stockholders if the equity-to-assets ratio of the Company's Deere dealerships is below 30 percent, as calculated under the Deere agreements, or if such ratio would fall below 30 percent as a result of such action.

         The Company's Deere dealer appointments are not exclusive. Deere could appoint other dealers in close proximity to the Company's existing stores. Deere can reduce the areas of responsibility assigned to the Company's construction dealerships upon 120 days' prior written notice. In addition, the dealer agreements can be amended at any time without the Company's consent, so long as the same amendment is made to the dealer agreements of all other Deere dealers. Deere also has the right to sell directly to federal,


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state and local governments, as well as national accounts. To the extent Deere appoints other dealers in the Company's markets, reduces the areas of responsibility relating to the Company's construction stores, amends the dealer agreements, or sells substantial amounts of equipment directly to government entities and national accounts, the Company's results of operations and financial condition could be adversely affected.

5.       ACQUISITION AND OPENING OF DEERE DEALERSHIPS.

         As discussed above, the Company cannot engage in discussions to acquire other Deere dealerships without Deere's prior written consent, which Deere may withhold in its sole discretion. In addition, the acquisition of a Deere dealership or the opening of a new Deere store requires Deere's consent. From time to time since the Company's formation in 1968, Deere has withheld its consent to acquisitions proposed by the Company or by other Deere dealers expressing an interest in being acquired by the Company. Since the Company's initial public offering in January 1997 (the "Offering), the percentage of proposed acquisitions rejected by Deere has increased. Although the Company believes that Deere wants fewer, better capitalized dealers to achieve higher sales and better customer service, there can be no assurance that Deere will approve any future acquisitions or store openings proposed by the Company.

         Deere has informed the Company that there are limits as to acceptable ownership concentration of Deere dealerships. The Company believes that Deere's current restriction for consolidation by any one dealer of Deere construction dealerships is ten percent of Deere's market potential in North America. Market potential is determined by Deere and represents potential sales for construction equipment products sold by Deere. Deere has informed the Company that the market potential for the Deere areas of responsibility being served by the Company's construction dealerships is approximately seven to eight percent of Deere's market potential in North America. The Company believes that Deere's current restriction for consolidation by any one dealer of Deere agricultural dealerships is two to three percent of Deere's market potential in North America. Deere has informed the Company that the market potential for the Company's Deere agricultural dealerships is approximately one to two percent of Deere's market potential in North America. Accordingly, there can be no assurance that Deere will allow ownership concentration of Deere dealerships beyond a certain level or that Deere will consent to any future acquisition or store opening.

         Some time after the Offering, Deere advised the Company that it was requiring Deere dealerships to sign an indemnification agreement before "going public". Deere also informed the Company that it would not be willing to consider possible future acquisitions of Deere dealerships by the Company unless and until the Company signed such an agreement. After prolonged discussions and negotiations, the Company signed an indemnification agreement in March 2000. In general, this agreement provides that the Company will indemnify Deere (and its directors, officers, employees and agents) from and against lawsuits and other proceedings commenced by shareholders of the Company and by governmental agencies arising from (a) the registration, listing, offer, sale, distribution or resale of any security of the Company, (b) an untrue statement or omission, whether actual or alleged, in connection with any security of the Company, or
(c) an allegation that Deere is a "controlling person" of the Company within the meaning of federal securities laws. The Company will pay, or reimburse Deere for, any judgments, penalties, expenses and other losses resulting from any such lawsuit or other proceeding. The Company has no obligation to indemnify Deere with respect to any judgment rendered against Deere as a result of Deere's own intentional or reckless misconduct or as a result of an untrue written statement of fact signed by an officer of Deere.

         Deere has informed the Company that it intends to condition its willingness to consider possible future acquisitions of Deere construction dealerships upon the Company and Mr. Offutt agreeing to release, and covenanting not to sue, Deere (and its directors, officers, employees, agents and servants) from any


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claims the Company or Mr. Offutt may have now or in the future pertaining to
Deere's imposition of the ownership concentration limit discussed above with respect to consolidation of construction dealerships in North America by any one dealer. Deere has also informed the Company that it intends to condition its willingness to consider possible future acquisitions of Deere construction dealerships upon the Company signing Deere's most recent form of dealer agreement for construction dealers. Neither the Company nor Mr. Offutt has signed any of these documents. There can be no assurance that Deere will not impose these conditions or any other conditions in connection with giving its consent to acquisitions of Deere dealerships by the Company.

         In November 1999, Deere announced that its wholly-owned subsidiary John Deere Construction Equipment Company and Credit Suisse First Boston Equity Partners, L.P. were forming a joint venture called NORTRAX to assist in the consolidation, development and management of Deere construction equipment dealers. Since the formation of NORTRAX, the Company believes that Deere has been approving the acquisition by NORTRAX of Deere construction equipment dealerships in North America. The existence and activities of NORTRAX may have an impact on the Company's growth strategy and operations.

6.       RISKS ASSOCIATED WITH EXPANSION.

         The Company believes a significant portion of its future growth will depend on its ability to acquire additional dealerships and to finance future acquisitions, new stores and internal growth. In pursuing its acquisition strategy, the Company will face risks commonly encountered with growth through acquisitions. These risks include incurring significantly higher than anticipated capital expenditures and operating expenses, failing to assimilate the operations and personnel of acquired dealerships, disrupting the Company's ongoing business, dissipating the Company's management resources, failing to maintain uniform standards, controls and policies, and impairing relationships with employees and customers as a result of changes in management. Realization of the full benefit of the Company's strategies, operating model and systems as to an acquired dealership may take several years. There can be no assurance that the Company will be successful in overcoming these risks or any other problems encountered with acquisitions. To the extent the Company does not successfully avoid or overcome the risks or problems related to acquisitions, the Company's results of operations and financial condition could be adversely affected. Acquisitions also will have a significant impact on the Company's financial position and capital needs, and could cause substantial fluctuations in the Company's quarterly and yearly results of operations. Acquisitions could include significant goodwill and intangible assets, resulting in substantial amortization charges to the Company that would reduce stated earnings.

         Generally, the acquisition of an equipment or truck dealership or the opening of a new dealership store requires the manufacturer's consent. The manufacturer typically evaluates management, performance and capitalization of a prospective acquirer or existing dealer, as the case may be, in determining whether to consent to the purchase of a dealership or approve the opening of a new store. The positions of the manufacturer with respect to publicly traded dealers and to dealer consolidation are also important. There can be no assurance that a manufacturer will consent to any future acquisitions or store openings proposed by the Company.

7.       MANAGEMENT OF GROWTH.

         The Company has grown significantly in recent years and its business plan is designed to continue growth through acquisitions, opening new stores and internal growth. Management has expended, and expects to continue to expend, significant time and effort in evaluating, completing and integrating


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acquisitions, opening new stores, and supporting internal growth. There can be no assurance that the Company's systems, procedures and controls will be adequate to support the Company's operations as they expand. Any future growth also will impose significant added responsibilities on members of senior management, including the need to identify, recruit and integrate new senior level managers and executives. There can be no assurance that such additional management will be identified and retained by the Company. If the Company is unable to manage its growth efficiently and effectively, or is unable to attract and retain additional qualified management, there could be a material adverse effect on the Company's financial condition and results of operations.

8.       AVAILABILITY OF ACQUISITION CANDIDATES; NEED FOR ADDITIONAL CAPITAL.

         The Company's ability to continue to grow through the acquisition of additional dealerships, stores or other businesses will be dependent upon (i) the availability of suitable acquisition candidates at an acceptable cost, (ii) receiving the manufacturer's approval of acquisitions as required or appropriate, (iii) the Company's ability to compete effectively for available acquisition candidates, and (iv) the availability of capital to complete the acquisitions. Expansion of the Company through new store openings and internal growth also will require significant capital expenditures. The Company expects that its growth strategy will affect short-term cash flow and net income as the Company increases the amount of its indebtedness and incurs expenses to make acquisitions, open new stores, expand its rental fleet and increase its inventory. The Company intends to finance growth with its current working capital, with cash generated from operations, through the incurrence or assumption of indebtedness, and through the issuance of Class A Common Stock, Preferred Stock, other forms of equity, or debt securities. Using cash to finance acquisitions, new stores and internal growth could substantially limit the Company's financial flexibility. Using debt could result in financial covenants that limit the Company's operating and financial flexibility. Using equity may result in significant dilution of the interest in the Company of the stockholders at that time. There can be no assurance that the Company will be able to obtain additional capital on acceptable terms. To the extent the Company is limited in its ability to make acquisitions, open new stores or to grow internally for any reason, the Company's growth, financial condition and results of operations could be adversely affected.

         The use of cash, debt or equity to finance acquisitions, new stores and internal growth also could be limited by provisions in its agreements with Deere, which give Deere the right to terminate the Company's dealer appointments if Mr. Offutt ceases to (i) own or control in excess of 50 percent of the outstanding voting power, or whatever greater percentage is required to control corporate actions requiring a stockholder vote, and (ii) own at least 35 percent of the outstanding Common Stock, and which requires that the Company meet the required equity-to-asset ratio upon completion of each acquisition.

9.       SUBSTANTIAL INVENTORY FINANCING REQUIREMENTS.

         The sale of equipment, trucks and parts requires substantial inventories to be maintained in order to facilitate sales to customers on a timely basis. As the Company grows, whether through acquisitions, opening new stores or internal growth, its inventory requirements will increase and, as a result, the Company's financing requirements also will increase. In the event that the Company's available financing sources are not sufficient to satisfy its future requirements, the Company would be required to obtain additional financing from other sources. While the Company believes that it could obtain additional financing or alternative financing if required, there can be no assurance that such financing could be obtained on commercially reasonable terms. To the extent such additional financing cannot be obtained on commercially reasonable terms, the Company's growth and results of operations could be adversely affected.


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10.      AVAILABLE FINANCING FOR CUSTOMERS

         The sale of equipment, trucks and parts requires the availability of financing for customers. The Company has established multiple sources of financing for the customer, including the Company's finance subsidiary, RDO Financial Services Co., manufacturer-sponsored finance companies (e.g., Deere Credit Services, Inc., and Volvo Commercial Finance LLC The Americas) and major independent finance companies (e.g., Associates Commercial Corporation). To the extent such financing cannot be obtained on reasonable terms, the Company's revenues and results of operations could be adversely affected.

11.      COMPETITION.

         The Company anticipates that its operations will continue to face strong, and perhaps increasing, competition. Some of these competitors may be larger and have substantially greater capital resources than the Company. The Company's Deere stores also compete to a degree with other Deere dealerships. Competition among distributors can be intense and is primarily based on the price, value, reputation, quality and design of the products offered by the dealer, the customer service and product support provided by the dealer, and the accessibility of stores. Although the Company believes that it is competitive in all of these categories, there can be no assurance that the Company will remain competitive in general or in any particular area in which the Company has operations. To the extent competitors of the Company's suppliers provide their distributors with more innovative and/or higher quality products, better pricing or more favorable customer financing, or have more effective marketing efforts, the Company's ability to compete and its financial condition and results of operations could be adversely affected. In addition, to the extent products sold by the Company are not as competitive or in demand as those of suppliers not used by the Company, the Company's results of operations could be adversely affected.

         Economic conditions worldwide can impact competition in the geographic areas where the Company does business. For example, a downturn in the economies of foreign countries could result in an increased supply of equipment in U.S. markets with a corresponding increase in competitive pressures such as lower equipment prices. To the extent the Company experiences increased competition, the Company's results of operations and financial condition could be adversely affected.

12.      DEPENDENCE UPON KEY PERSONNEL.

         The Company believes its success depends upon the continued services of Mr. Offutt, Paul T. Horn and Allan F. Knoll. The loss of any of these individuals could materially and adversely affect the Company. The Company does not maintain key person life insurance on any of these individuals.

THE FOREGOING FACTORS ARE NOT EXHAUSTIVE AND NEW FACTORS MAY EMERGE, OR CHANGES TO THE FOREGOING FACTORS MAY OCCUR, WHICH WOULD IMPACT THE COMPANY'S BUSINESS. THE COMPANY MAKES NO COMMITMENT TO REVISE FORWARD-LOOKING STATEMENTS, OR TO DISCLOSE SUBSEQUENT FACTS, EVENTS OR CIRCUMSTANCES THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RDO EQUIPMENT CO.
                                      (Registrant)

Dated: April 21, 2000                 By:  /s/ Thomas K. Espel
                                           -----------------------------
                                           Thomas K. Espel
                                           Chief Financial Officer and Treasurer


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